UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00749

STONEBRIDGE FUNDS TRUST

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Richard C. Barrett, President

Stonebridge Funds Trust

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-639-3935

Date of fiscal year end: October 31

Date of reporting period: November 1, 2011 - October 31, 2012

Item 1. Reports to Stockholders.

October 31, 2012

Letter to Shareholders
October 31, 2012 (Unaudited)

November 19, 2012

OVERVIEW

With the U.S. election now determined, we are better able to ascertain the direction of fiscal and monetary policy for the next 12 months and we do not expect much change in policy. The next six weeks will likely see heightened volatility in the capital markets as the Democrats and Republicans wrestle over “the fiscal cliff”, including the expiration of the Bush-era tax policies. One thing likely certain for 2013 is that tax rates will likely increase as a result of the 3.8% Medicare tax surcharge to investment income to help pay for President Obama’s health care legislation.

For most of 2012, corporations have been reluctant to invest much beyond maintenance capital expenditures as the U.S. economy and Worldwide economy have seen several fits and starts over the years. Uncertain fiscal policy and a divided Congress have only compounded this retrenchment by corporations. Looking ahead to the current fiscal year, we expect continued cautious spending by companies. Regarding fiscal policy, we do not expect a lot of forward momentum with a divided Congress. While participants in the capital markets typically embrace such friction, we expect that continue volatility will remain the status quo and have appropriately positioned the portfolio.

In assessing the last six months since our last report to shareholders, May and June saw a broad decline in the equity markets as a result of heightened European economic issues. Spanish borrowing costs reached unsustainable levels and the Greek and French elections resulted in political and economic uncertainty. As we entered July, we saw some early indications that the European Central Bank (ECB) may resolve the woes of Spain and Portugal via direct bank recapitalizations by the European Stability Mechanism. This evolved into a blanket statement by Mario Draghi, the President of the ECB, in late July that the ECB will do “whatever it takes” to preserve the Euro. The equity markets roared to life following Draghi’s comments and continued higher in mid-September after the pronouncement of QE3 by the Federal Reserve.

Annual Report | October 31, 2012	1

Letter to Shareholders
October 31, 2012 (Unaudited)

STONEBRIDGE SMALL-CAP GROWTH FUND

For the fiscal year of 2012, the Stonebridge Small-Cap Growth Fund returned 5.25% versus the Russell 2000® Growth Index return of 9.70%. The Fund primarily underperformed the benchmark due to the high expenses of the Fund and the underperformance of our health care investments. Regarding our health care investments, we have broadened our portfolio of companies and have included additional investments that we believe will prosper in the new health care paradigm. We are already seeing positive results as our health care investments contributed slightly to our relative returns during the past six months.

The Fund’s technology and energy investments contributed most to the relative performance of the Fund during the past six months while the Fund’s industrial and consumer discretionary investments underperformed due to concerns about domestic and international economic growth. We have realized some profits in our technology and energy investments and have found additional exciting growth companies for the reinvestment of the proceeds. In technology, we continue to like software companies that offer “Software as a Service” delivery platforms as well as companies that provide solutions for the growth and improvement of “The Cloud”. Both of these areas of focus increase the efficiency, speed and mobility of data and information. In health care, we have invested in companies that will likely benefit from President Obama’s health care initiatives. For instance, we believe that the addition of 30 million people by 2022 to the health care system (Source: the Congressional Budget Office) will benefit pharmaceutical and biotech companies as a result of increased usage and favorable demographics. Further, diagnostic equipment and the consumable assays used in conjunction should likely see greater demand for the same reason.

The technology and health care sectors remain an area of focus as both sectors contain industries and companies that have strong growth profiles due to rapidly evolving innovation. We continue to remain cautious of tenuous consumer spending; however, there are some interesting consumer businesses with strong growth opportunities and market-leading positions. We will also look to identify industrial companies with a technological edge in niche markets that benefit from long-term secular growth drivers. We anticipate continued mergers and acquisitions activity as interest rates remain historically low and corporations retain significant cash positions.

Stonebridge Small-Cap Growth Fund (SBAGX) Sector Allocation

as a Percent of Net Assets As of October 31, 2012*

* These allocations may not reflect the current or future position of the portfolio.

2	Stonebridge Funds Trust

Letter to Shareholders
October 31, 2012 (Unaudited)

Change in value of a $10,000 investment in Stonebridge Small-Cap

Growth Fund (SBAGX) vs. the Russell 2000® Growth Index with Income from October 31, 2002 to October 31, 2012

Average Annual Total Returns for the Periods Ended October 31, 2012

	1 Year	5 Years	10 Years
Stonebridge Small-Cap Growth Fund (SBAGX)	5.25%	-5.10%	6.54%
Russell 2000® Growth Index	9.70%	1.41%	9.66%

Average annual total returns reflect reinvestment of all dividends and capital gains distributions, any fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would be lower. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain the most recent month-end performance, please call the Funds’ toll-free number at 1-800-639-3935.

As of the Prospectus dated February 28, 2012, the gross annual expense ratio for the Stonebridge Small-Cap Growth Fund was 4.34%. At October 31, 2012, the Fund’s gross annual expense ratio was 4.93%.

Annual Report | October 31, 2012	3

Letter to Shareholders
October 31, 2012 (Unaudited)

STONEBRIDGE INSTITUTIONAL SMALL-CAP GROWTH FUND

For the fiscal year 2012, the Stonebridge Institutional Small-Cap Growth Fund’s performance was 6.58% versus the Russell 2000® Growth Index return of 9.70%.

Performance since October 31, 2011 can be attributed to the same explanation as given for the Stonebridge Small-Cap Growth Fund (SBAGX).

Stonebridge Institutional Small-Cap Growth Fund (SBSCX) Sector Allocation

as a Percent of Net Assets As of October 31, 2012*

* These allocations may not reflect the current or future position of the portfolio.

Change in value of a $10,000 investment in Stonebridge Institutional Small-Cap

Growth Fund (SBSCX) vs. the Russell 2000® Growth Index with Income from October 31, 2002 to October 31, 2012

4	Stonebridge Funds Trust

Letter to Shareholders
October 31, 2012 (Unaudited)

Average Annual Total Returns for the Periods Ended October 31, 2012

	1 Year	5 Years	10 Years
Stonebridge Institutional Small-Cap Growth Fund (SBSCX)	6.58%	-4.32%	3.69%
Russell 2000® Growth Index	9.70%	1.41%	9.66%

Average annual total returns reflect reinvestment of all dividends and capital gains distributions, any fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would be lower. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain the most recent month-end performance, please call the Funds’ toll-free number at 1-800-639-3935.

As of the Prospectus dated February 28, 2012, the gross annual expense ratio for the Stonebridge Institutional Small-Cap Growth Fund was 3.36%. At October 31, 2012, the Fund’s gross annual expense ratio was 3.89%.

CONCLUSION

In managing the Funds in accordance with their strategies, we seek to identify strong businesses that we believe exhibit competitive advantages, growing market share, healthy balance sheets, and that are reasonably well poised to rapidly grow earnings in excess of market expectations. We are positioning the Funds towards those businesses and economic sectors that we believe contain the best opportunities for future growth and attractive investment returns. Although we are most excited about the outlook for technology and health care companies, we believe that we will continue to find opportunities for the Funds across other sectors as well.

Thank you for your investment in the Stonebridge Funds. Should you have any questions or concerns, please call a Shareholder Services Representative at 1-800-639-3935.

Sincerely,

Richard C. Barrett, CFA

Matthew W. Markatos, CFA

Portfolio Managers

Performance data quoted above represents past performance. Past performance does not guarantee future results.

Annual Report | October 31, 2012	5

Letter to Shareholders
October 31, 2012 (Unaudited)

DEFINITIONS:

The Russell 2000® Growth Index

(Russell 2000 G) is an unmanaged index that measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. companies in terms of market capitalization. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer of the small-cap growth market. This is a total return index which reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. You cannot invest directly in an index.

European Stability Mechanism

An international organization providing financial assistance to members of the Eurozone in financial difficulty.

Fiscal Cliff

Combination of increased taxes and reduced government spending.

The Cloud

The use of computing resources delivered as a service over a network such as the internet.

Quantitative Easing (QE)

A government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market.

6	Stonebridge Funds Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

Stonebridge Funds Trust

Los Angeles, California

We have audited the accompanying statements of assets and liabilities of Stonebridge Institutional Small-Cap Growth Fund and Stonebridge Small-Cap Growth Fund, each a series of shares of Stonebridge Funds Trust (the “Trust”), including the statements of investments, as of October 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of Stonebridge Institutional Small-Cap Growth Fund and Stonebridge Small-Cap Growth Fund as of October 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

December 11, 2012

Annual Report | October 31, 2012	7

Institutional Small-Cap Growth Fund (SBSCX)	Statement of Investments
October 31, 2012

	Shares	Market Value
COMMON STOCKS (99.75%)
BASIC MATERIALS - (0.42%)
Mining (0.42%)
Allied Nevada Gold Corp.**	1,450	$53,534

TOTAL BASIC MATERIALS		53,534

CONSUMER DISCRETIONARY - (10.78%)
Consumer Electronics (2.74%)
Harman International Industries, Inc.	8,275	346,971

Education Services (3.28%)
Grand Canyon Education, Inc.**	5,425	118,048
K12, Inc.**	14,550	297,839

		415,887

Retail (2.86%)
Coinstar, Inc.**	7,725	362,611

Special Consumer Services (1.90%)
Steiner Leisure Ltd.**	5,475	240,462

TOTAL CONSUMER DISCRETIONARY		1,365,931

ENERGY - (10.54%)
Oil & Gas - Drilling (1.51%)
Atwood Oceanics, Inc.**	4,000	191,200

Oil & Gas - Exploration & Production (2.17%)
Carrizo Oil & Gas, Inc.**	5,750	154,215
Kodiak Oil & Gas Corp.**	13,100	121,044

		275,259

Oil & Gas Equipment & Services (3.17%)
Superior Energy Services, Inc.**	19,750	401,518

Oil & Gas Services (3.69%)
CARBO Ceramics, Inc.	1,300	96,135
McDermott International, Inc.**	34,650	371,101

		467,236

TOTAL ENERGY		1,335,213

The accompanying Notes to Financial Statements are an integral part of the financial statements.
8	Stonebridge Funds Trust

Institutional Small-Cap Growth Fund (SBSCX)	Statement of Investments
October 31, 2012

	Shares	Market Value
FINANCIALS - (8.34%)
Asset Management (2.10%)
Waddell & Reed Financial, Inc., Class A	7,975	$265,807

Diversified Financial Services (2.97%)
Higher One Holdings, Inc.**	29,850	377,005

Investment Bank & Brokerage (3.27%)
FXCM, Inc., Class A	46,050	414,450

TOTAL FINANCIALS		1,057,262

HEALTH CARE - (24.20%)
Distribution/Wholesale (1.94%)
Owens & Minor, Inc.	8,625	245,554

Health Care - Equipment (1.95%)
Volcano Corp.**	8,625	246,847

Health Care - Services (6.48%)
Accretive Health, Inc.**	23,450	276,476
HMS Holdings Corp.**	18,225	420,815
IPC The Hospitalist Co., Inc.**	3,600	124,164

		821,455

Health Care - Supplies (2.01%)
Merit Medical Systems, Inc.**	17,650	254,866

Health Care - Technology (4.09%)
Allscripts Healthcare Solutions, Inc.**	26,750	345,610
Quality Systems, Inc.	9,875	172,319

		517,929

Life Science Tools (4.62%)
Luminex Corp.**	24,825	399,186
PAREXEL International Corp.**	6,075	186,442

		585,628

Pharmaceuticals (3.11%)
Cumberland Pharmaceuticals, Inc.**	18,750	110,062
Emergent Biosolutions, Inc.**	12,400	164,796
Spectrum Pharmaceuticals, Inc.**	10,725	119,691

		394,549

TOTAL HEALTH CARE		3,066,828

The accompanying Notes to Financial Statements are an integral part of the financial statements.
Annual Report | October 31, 2012	9

Institutional Small-Cap Growth Fund (SBSCX)	Statement of Investments
October 31, 2012

	Shares	Market Value
INDUSTRIALS - (21.85%)
Aerospace/Defense (7.44%)
Dynamic Materials Corp.	15,350	$205,997
Hexcel Corp.**	12,000	306,720
Spirit Aerosystems Holdings, Inc., Class A**	27,500	429,825

		942,542

Commercial Services (4.80%)
Mistras Group, Inc.**	13,975	308,708
Ritchie Bros Auctioneers, Inc.	13,300	299,117

		607,825

Construction & Engineering (5.22%)
Aegion Corp.**	19,400	358,318
Chicago Bridge & Iron Co. N.V.	8,075	303,216

		661,534

Containers/Glass (1.94%)
Mobile Mini, Inc.**	14,150	246,493

Machinery - Construction & Farming (2.45%)
Titan International, Inc.	14,825	311,028

TOTAL INDUSTRIALS		2,769,422

INFORMATION TECHNOLOGY - (23.62%)
Communications Equipment (2.54%)
Riverbed Technology, Inc.**	17,400	321,378

Distribution/Wholesale (3.65%)
Tech Data Corp.**	10,425	461,932

Electronic Components (1.71%)
DTS, Inc.**	10,350	217,143

Semiconductors (5.13%)
EZchip Semiconductor Ltd.**	6,475	200,725
TriQuint Semiconductor, Inc.**	95,750	450,025

		650,750

Software (10.12%)
Jive Software, Inc.**	9,800	109,760
LogMeIn, Inc.**	12,500	308,500
Monotype Imaging Holdings, Inc.	17,550	268,691
Parametric Technology Corp.**	12,325	248,718
Saba Software, Inc.**	20,200	203,616
Zix Corp.**	49,325	143,043

		1,282,328

The accompanying Notes to Financial Statements are an integral part of the financial statements.
10	Stonebridge Funds Trust

Institutional Small-Cap Growth Fund (SBSCX)	Statement of Investments
October 31, 2012

	Shares	Market Value
Telecommunications Equipment (0.47%)
Aruba Networks, Inc.**	3,250	$59,052

TOTAL INFORMATION TECHNOLOGY		2,992,583

TOTAL COMMON STOCKS
(Cost $12,114,153)		12,640,773

MONEY MARKET MUTUAL FUNDS (1.87%)
Federated Treasury Obligations Money Market Fund - Institutional Class (0.01% 7 Day Yield)	237,065	237,065

TOTAL MONEY MARKET MUTUAL FUNDS
(Cost $237,065)		237,065

TOTAL INVESTMENTS (101.62%)
(Cost $12,351,218)		$12,877,838
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.62%)		(205,017)

NET ASSETS (100.00%)		$12,672,821

**	Non Income Producing Security.

Ltd. - Limited.

N.V. - Naamloze Vennootschap is the Dutch term for public limited liability corporation.

The accompanying Notes to Financial Statements are an integral part of the financial statements.
Annual Report | October 31, 2012	11

Small-Cap Growth Fund (SBAGX)	Statement of Investments
October 31, 2012

	Shares	Market Value
COMMON STOCKS (99.98%)
BASIC MATERIALS - (0.45%)
Mining (0.45%)
Allied Nevada Gold Corp.**	650	$23,998

TOTAL BASIC MATERIALS		23,998

CONSUMER DISCRETIONARY - (10.90%)
Consumer Electronics (2.74%)
Harman International Industries, Inc.	3,475	145,707

Education Services (3.38%)
Grand Canyon Education, Inc.**	2,200	47,872
K12, Inc.**	6,425	131,520

		179,392

Retail (2.79%)
Coinstar, Inc.**	3,150	147,861

Special Consumer Services (1.99%)
Steiner Leisure Ltd.**	2,400	105,408

TOTAL CONSUMER DISCRETIONARY		578,368

ENERGY - (10.56%)
Oil & Gas - Drilling (1.51%)
Atwood Oceanics, Inc.**	1,675	80,065

Oil & Gas - Exploration & Production (2.20%)
Carrizo Oil & Gas, Inc.**	2,350	63,027
Kodiak Oil & Gas Corp.**	5,800	53,592

		116,619

Oil & Gas Equipment & Services (3.16%)
Superior Energy Services, Inc.**	8,250	167,723

Oil & Gas Services (3.69%)
CARBO Ceramics, Inc.	575	42,521
McDermott International, Inc.**	14,300	153,153

		195,674

TOTAL ENERGY		560,081

The accompanying Notes to Financial Statements are an integral part of the financial statements.
12	Stonebridge Funds Trust

Small-Cap Growth Fund (SBAGX)	Statement of Investments
October 31, 2012

	Shares	Market Value
FINANCIALS - (8.38%)
Asset Management (2.14%)
Waddell & Reed Financial, Inc., Class A	3,400	$113,322

Diversified Financial Services (2.97%)
Higher One Holdings, Inc.**	12,500	157,875

Investment Bank & Brokerage (3.27%)
FXCM, Inc., Class A	19,300	173,700

TOTAL FINANCIALS		444,897

HEALTH CARE - (24.27%)
Distribution/Wholesale (2.01%)
Owens & Minor, Inc.	3,750	106,763

Health Care - Equipment (2.02%)
Volcano Corp.**	3,750	107,325

Health Care - Services (6.48%)
Accretive Health, Inc.**	9,800	115,542
HMS Holdings Corp.**	7,650	176,638
IPC The Hospitalist Co., Inc.**	1,500	51,735

		343,915

Health Care - Supplies (2.00%)
Merit Medical Systems, Inc.**	7,325	105,773

Health Care - Technology (4.04%)
Allscripts Healthcare Solutions, Inc.**	11,200	144,704
Quality Systems, Inc.	4,000	69,800

		214,504

Life Science Tools (4.61%)
Luminex Corp.**	10,400	167,232
PAREXEL International Corp.**	2,525	77,492

		244,724

Pharmaceuticals (3.11%)
Cumberland Pharmaceuticals, Inc.**	8,000	46,960
Emergent Biosolutions, Inc.**	5,200	69,108
Spectrum Pharmaceuticals, Inc.**	4,400	49,104

		165,172

TOTAL HEALTH CARE		1,288,176

The accompanying Notes to Financial Statements are an integral part of the financial statements.
Annual Report | October 31, 2012	13

Small-Cap Growth Fund (SBAGX)	Statement of Investments
October 31, 2012

	Shares	Market Value
INDUSTRIALS - (21.89%)
Aerospace/Defense (7.55%)
Dynamic Materials Corp.	6,450	$86,559
Hexcel Corp.**	5,200	132,912
Spirit Aerosystems Holdings, Inc., Class A**	11,600	181,308

		400,779

Commercial Services (4.86%)
Mistras Group, Inc.**	5,825	128,674
Ritchie Bros Auctioneers, Inc.	5,750	129,318

		257,992

Construction & Engineering (5.06%)
Aegion Corp.**	8,125	150,069
Chicago Bridge & Iron Co. N.V.	3,150	118,282

		268,351

Containers/Glass (1.97%)
Mobile Mini, Inc.**	6,000	104,520

Machinery - Construction & Farming (2.45%)
Titan International, Inc.	6,200	130,076

TOTAL INDUSTRIALS		1,161,718

INFORMATION TECHNOLOGY - (23.53%)
Communications Equipment (2.54%)
Riverbed Technology, Inc.**	7,300	134,831

Distribution/Wholesale (3.67%)
Tech Data Corp.**	4,400	194,964

Electronic Components (1.69%)
DTS, Inc.**	4,275	89,690

Semiconductors (5.17%)
EZchip Semiconductor Ltd.**	2,750	85,250
TriQuint Semiconductor, Inc.**	40,200	188,940

		274,190

Software (10.03%)
Jive Software, Inc.**	4,250	47,600
LogMeIn, Inc.**	5,250	129,570
Monotype Imaging Holdings, Inc.	7,000	107,170
Parametric Technology Corp.**	5,150	103,927
Saba Software, Inc.**	8,250	83,160
Zix Corp.**	21,000	60,900

		532,327

The accompanying Notes to Financial Statements are an integral part of the financial statements.
14	Stonebridge Funds Trust

Small-Cap Growth Fund (SBAGX)	Statement of Investments
October 31, 2012

	Shares	Market Value
Telecommunications Equipment (0.43%)
Aruba Networks, Inc.**	1,250	$22,712

TOTAL INFORMATION TECHNOLOGY		1,248,714

TOTAL COMMON STOCKS
(Cost $5,068,192)		5,305,952

MONEY MARKET MUTUAL FUNDS (1.12%)
Federated Treasury Obligations Money Market Fund - Institutional Class (0.01% 7 Day Yield)	59,695	59,695

TOTAL MONEY MARKET MUTUAL FUNDS
(Cost $59,695)		59,695

TOTAL INVESTMENTS (101.10%)
(Cost $5,127,887)		$5,365,647
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.10%)		(58,382)

NET ASSETS (100.00%)		$5,307,265

**	Non Income Producing Security.

Ltd. - Limited.

N.V. - Naamloze Vennootschap is the Dutch term for public limited liability corporation.

The accompanying Notes to Financial Statements are an integral part of the financial statements.
Annual Report | October 31, 2012	15

Statements of Assets and Liabilities
October 31, 2012

	Institutional Small- Cap Growth Fund (SBSCX)	Small-Cap Growth Fund (SBAGX)
ASSETS:
Investments, at value (Cost-see below)	$12,877,838	$5,365,647
Receivable for investments sold	89,711	47,368
Receivable for fund shares subscribed	400	–
Interest and dividends receivable	2,290	1,006
Prepaid and other assets	36,743	17,735

Total assets	13,006,982	5,431,756

LIABILITIES:
Payable for investments purchased	246,576	79,794
Payable for fund shares redeemed	3,669	–
Accrued investment advisory fees	8,059	3,445
Accrued fund accounting and administration fees	9,864	8,634
Accrued transfer agent fees	10,416	4,628
Accrued legal fees	25,090	11,078
Accrued audit fees	20,100	12,100
Accrued other expenses	10,387	4,812

Total liabilities	334,161	124,491

Net Assets	$12,672,821	$5,307,265

COMPOSITION OF NET ASSETS:
Paid-in capital	$13,847,454	$4,995,724
Accumulated net investment loss	(381,403)	–
Accumulated net realized gain/(loss) on investments	(1,319,850)	73,781
Net unrealized appreciation in value of investments	526,620	237,760

Net Assets	$12,672,821	$5,307,265

NET ASSET VALUE PER SHARE:
Net Assets	$12,672,821	$5,307,265
Shares outstanding	1,505,039	662,007
Net asset value and redemption price per share*	$8.42	$8.02

COST OF INVESTMENTS	$12,351,218	$5,127,887

* A charge of 2% is imposed on the redemption proceeds of shares held 30 days or less.

The accompanying Notes to Financial Statements are an integral part of the financial statements.
16	Stonebridge Funds Trust

Statements of Operations
For the Year Ended October 31, 2012

	Institutional Small- Cap Growth Fund (SBSCX)	Small-Cap Growth Fund (SBAGX)
INCOME:
Dividends (Net Foreign Tax $(162) and $(73), respectively)	$37,842	$16,847
Interest	24	12

Total Income	37,866	16,859

EXPENSES:
Investment advisory fees	93,864	41,426
Administration fees	75,000	75,000
Transfer agent fees	68,808	27,826
Fund accounting fees and expenses	36,858	24,670
Custodian fees	8,130	6,350
Legal fees	72,094	32,019
Printing fees	16,211	7,261
Registration fees	8,928	6,634
Audit fees	20,100	12,100
Trustee fees and expenses	14,536	6,464
Proxy voting fees	41,701	18,276
Insurance	28,032	12,712
Other	2,224	1,808

Total Expenses	486,486	272,546

Net Investment Loss	(448,620)	(255,687)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	1,426,818	628,453

Unrealized appreciation of investments
Beginning of year	718,798	338,287
End of year	526,620	237,760

Change in net unrealized appreciation of investments	(192,178)	(100,527)

Net Realized and Unrealized Gain on Investments	1,234,640	527,926

Net Increase in Net Assets Resulting From Operations	$786,020	$272,239

The accompanying Notes to Financial Statements are an integral part of the financial statements.
Annual Report | October 31, 2012	17

Statements of Changes in Net Assets
Institutional Small-Cap Growth Fund (SBSCX)

	Year Ended October 31, 2012	Year Ended October 31, 2011
OPERATIONS:
Net investment loss	$(448,620)	$(405,480)
Net realized gain on investments	1,426,818	1,294,239
Change in net unrealized appreciation of investments	(192,178)	(816,450)

Increase in Net Assets Resulting from Operations	786,020	72,309

SHARES OF BENEFICIAL INTEREST TRANSACTIONS (NOTE 5):
Net Decrease in Shareholder Activity Derived from Beneficial Interest Transactions	(569,776)	(1,108,202)

NET INCREASE/(DECREASE) IN NET ASSETS	216,244	(1,035,893)

NET ASSETS:
Beginning of year	12,456,577	13,492,470

End of year*	$12,672,821	$12,456,577

*Includes accumulated net investment loss of:	$(381,403)	$–

The accompanying Notes to Financial Statements are an integral part of the financial statements.
18	Stonebridge Funds Trust

Statements of Changes in Net Assets
Small-Cap Growth Fund (SBAGX)

	Year Ended October 31, 2012	Year Ended October 31, 2011
OPERATIONS:
Net investment loss	$(255,687)	$(239,239)
Net realized gain on investments	628,453	564,168
Change in net unrealized appreciation of investments	(100,527)	(360,662)

Increase/(Decrease) in Net Assets Resulting from Operations	272,239	(35,733)

SHARES OF BENEFICIAL INTEREST TRANSACTIONS (NOTE 5):
Net Decrease in Shareholder Activity Derived from Beneficial Interest Transactions	(577,154)	(138,851)

NET DECREASE IN NET ASSETS	(304,915)	(174,584)

NET ASSETS:
Beginning of year	5,612,180	5,786,764

End of year*	$5,307,265	$5,612,180

*Includes accumulated net investment loss of:	$–	$–

The accompanying Notes to Financial Statements are an integral part of the financial statements.
Annual Report | October 31, 2012	19

Institutional Small-Cap Growth Fund (SBSCX)
Selected Data for Each Share of Beneficial Interest Outstanding Throughout the Years Indicated:

The financial highlights table is intended to help you understand the Institutional Small-Cap Growth Fund’s financial performance for each of the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

PER SHARE DATA
Net asset value, beginning of year

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss
Net realized and unrealized gain/(loss) on investments
Total Income/(Loss) from Investment Operations

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gain on investments
Total Distributions to Shareholders
Net asset value, end of year
Total Return

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000s)
Ratio of operating expenses to average net assets before fee waivers and subsidy reimbursements
Ratio of operating expenses to average net assets
Ratio of net investment loss to average net assets before fee waivers and subsidy reimbursements
Ratio of net investment loss to average net assets
Portfolio turnover rate

The accompanying Notes to Financial Statements are an integral part of the financial statements.
20	Stonebridge Funds Trust

Financial Highlights

Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008

$7.90	$7.91	$6.38	$5.35	$11.62

(0.30)	(0.26)	(0.24)	(0.18)	(0.21)
0.82	0.25	1.77	1.21	(5.02)
0.52	(0.01)	1.53	1.03	(5.23)

–	–	–	–	(1.04)
–	–	–	–	(1.04)
$8.42	$7.90	$7.91	$6.38	$5.35

6.58%	(0.13)%	23.98%	19.25%	(49.06)%

$12,673	$12,457	$13,492	$11,767	$10,583

N/A	N/A	3.48%	N/A	N/A

3.89%	3.36%	3.40%	3.85%	2.86%

N/A	N/A	(3.27)%	N/A	N/A

(3.58)%	(2.96)%	(3.19)%	(3.34)%	(2.43)%

222%	195%	115%	137%	145%

Annual Report | October 31, 2012	21

Small-Cap Growth Fund (SBAGX)
Selected Data for Each Share of Beneficial Interest Outstanding Throughout the Years Indicated:

The financial highlights table is intended to help you understand the Small-Cap Growth Fund’s financial performance for each of the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

PER SHARE DATA
Net asset value, beginning of year

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss
Net realized and unrealized gain/(loss) on investments
Total Income/(Loss) from Investment Operations

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gain on investments
Total Distributions to Shareholders
Net asset value, end of year
Total Return

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000s)
Ratio of operating expenses to average net assets before fee waivers and subsidy reimbursements
Ratio of operating expenses to average net assets
Ratio of net investment loss to average net assets before fee waivers and subsidy reimbursements
Ratio of net investment loss to average net assets
Portfolio turnover rate

The accompanying Notes to Financial Statements are an integral part of the financial statements.
22	Stonebridge Funds Trust

Financial Highlights

Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008

$7.62	$7.70	$6.27	$5.27	$13.17

(0.39)	(0.32)	(0.31)	(0.23)	(0.25)
0.79	0.24	1.74	1.23	(5.09)
0.40	(0.08)	1.43	1.00	(5.34)

–	–	–	–	(2.56)
–	–	–	–	(2.56)
$8.02	$7.62	$7.70	$6.27	$5.27

5.25%	(1.04)%	22.81%	18.98%	(49.43)%

$5,307	$5,612	$5,787	$5,094	$4,717

N/A	N/A	4.62%	N/A	N/A

4.93%	4.34%	4.43%	4.72%	3.74%

N/A	N/A	(4.41)%	N/A	N/A

(4.63)%	(3.94)%	(4.22)%	(4.22)%	(3.31)%

220%	199%	116%	137%	151%

Annual Report | October 31, 2012	23

Notes to Financial Statements
October 31, 2012

1. ORGANIZATION:

Organization and Nature of Operations — Stonebridge Funds Trust (“the Trust”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company organized as a Delaware statutory trust. The Trust currently has two active investment portfolios, the Stonebridge Institutional Small-Cap Growth Fund and the Stonebridge Small-Cap Growth Fund, each referred to as a “Series” or a “Fund” of the Trust. Stonebridge Institutional Small-Cap Growth Fund, also referred to as the Institutional Fund, and the Stonebridge Small-Cap Growth Fund, also referred to as the Small-Cap Fund, seek long-term growth of capital, with the production of short-term income as a secondary objective, through investing at least 80% of the Fund’s assets in companies with smaller market capitalizations (defined as companies with market capitalizations at the time of purchase in the range of $100 million to $3 billion) and generally investing in companies with strong balance sheets, high/growing return on invested capital, positive free cash flow, and earnings growth in excess of 20%.

At a meeting held on September 25, 2012, the Board of Trustees of the Trust (including the independent members of the Board) approved an agreement and plan of reorganization for each Fund that, subject to approval by the shareholders of each Fund, would result in each Fund being reorganized into a newly-created series of Financial Investors Trust. It is anticipated that shareholders will receive proxy materials concerning these proposed reorganizations in early 2013.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Use of Estimates — The preparation of each Series’ financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates.

Security Valuation — Securities listed or traded on a registered securities exchange are valued at the last reported sales price on the day of computation or, if there is not a sale that day, the mean between the closing bid and asked price is used. For securities that are traded on NASDAQ, the NASDAQ Official Closing Price is used. Where market quotations of non-NASDAQ over-the-counter stocks or other securities are readily available, the mean between the bid and asked price is used. Short-term debt securities with maturities of less than 60 days are valued at amortized cost, which generally equals market value. Other securities for which quotations are not readily available are valued at fair value as determined in good faith by the Funds’ Fair Value Committee in accordance with the methods approved by the Board of Trustees. For instance, if trading in a security has been halted or suspended or a security has been delisted from a national exchange, if a security has not been traded for an extended period of time, or if a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Trust calculates the Funds’ net asset value, the Fair Value Committee will determine the security’s fair value. In making a determination of the value of the security, the Committee will consider factors such as the fundamental analytical data relating to the security, forces affecting the market in which the security is purchased and sold, the price, yield and extent of public or private trading in similar securities of the issuer or comparable companies, and other relevant factors.

Fair Value Measurements — In accordance with GAAP, the Funds use a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

24	Stonebridge Funds Trust

Notes to Financial Statements
October 31, 2012

Level 1-	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2-

Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3-

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Funds’ investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards.

The following is a summary of the inputs used as of October 31, 2012 in valuing the Funds’ investments carried at value:

Institutional Small-Cap Growth Fund (SBSCX)

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$12,640,773	$–	$–	$12,640,773
Money Market Mutual Funds	237,065	–	–	237,065
Total	$12,877,838	$–	$–	$12,877,838

Small-Cap Growth Fund (SBAGX)

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$5,305,952	$–	$–	$5,305,952
Money Market Mutual Funds	59,695	–	–	59,695
Total	$5,365,647	$–	$–	$5,365,647

*For detailed Industry descriptions, see the accompanying Statement of Investments.

Annual Report | October 31, 2012	25

Notes to Financial Statements
October 31, 2012

The Funds recognize transfers between levels as of the beginning of the fiscal year. There were no transfers between Level 1 and Level 2 as of October 31, 2012. For the year ended October 31, 2012, the Funds did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used is not applicable.

Federal Income Taxes — The Trust’s policy is to continue to comply with the requirements of the

Internal Revenue Code of 1986, as amended, that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Funds file income tax returns in the U.S. federal jurisdiction and the State of California. The statute of limitations on the Funds’ federal tax return filings remain open for the years ended October 31, 2009 through October 31, 2012. The Funds’ California tax return filings also remain open for the years ended October 31, 2009 through October 31, 2012. To the knowledge of Stonebridge Capital Management, Inc., there are no federal or California income tax returns currently under examination.

Allocation of Expense — Trust expenses which are not Series-specific are allocated to each Series based upon its relative proportion of net assets and/or open accounts to the Trust’s totals.

Other — Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premiums and accretion of discounts, is accrued and recorded daily. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis, which is the same basis each Series uses for federal income tax purposes.

3. FEDERAL INCOME TAXES AND TAX BASIS INFORMATION:

The amount of net unrealized appreciation and the cost of investment securities for tax purposes, including short-term securities, at October 31, 2012 were as follows:

	Institutional Small-Cap Growth Fund	Small-Cap Growth Fund
Gross appreciation (excess of value over tax cost)	$757,676	$327,387
Gross depreciation (excess of tax cost over value)	(583,651)	(246,583)
Net unrealized appreciation	$174,025	$80,804

Cost of investments for income tax purposes	$12,703,813	$5,284,843

The difference between book-basis and tax-basis unrealized appreciation is due to wash sale losses.

Classifications of Distributions — Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Ordinary income distributions may include dividends paid from short-term capital gains. Also, due to the timing of dividends made, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Series.

26	Stonebridge Funds Trust

Notes to Financial Statements
October 31, 2012

Distributions of net investment income, if any, are made annually. Distributions of net realized gains, if any, are declared at least once each year. Distributions to shareholders are recorded on the ex-dividend date.

No distributions were paid during the year ended October 31, 2012 or the year ended October 31, 2011.

As of October 31, 2012, the components of net assets on a tax basis were:

	Institutional Small-Cap Growth Fund	Small-Cap Growth Fund
Undistributed Ordinary Income	$–	$156,084
Accumulated Net Realized Gain/(Loss) on Investments	(967,255)	74,653
Net Unrealized Appreciation of Investments	174,025	80,804
Other Cumulative Effect of Timing Differences	(381,403)	–
Total	$(1,174,633)	$311,541

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted in the United States of America. Accordingly, for the year ended October 31, 2012, certain differences were reclassified. The amounts reclassified did not affect net assets. The reclassifications were as follows:

Institutional Small-Cap Growth Fund (SBSCX)

	Undistributed Net Investment Income	Accumulated Capital Gains/(Losses)	Paid in Capital (PIC)
Increase/(Decrease)	$ 67,217	–	$ (67,217)

Included in the amounts reclassified was a net operating loss offset to PIC of:			$ 67,217

Small-Cap Growth Fund (SBAGX)
	Undistributed Net Investment Income	Accumulated Capital Gains/(Losses)	Paid in Capital (PIC)
Increase/(Decrease)	$ 255,687	(255,687)	$ –

Included in the amounts reclassified was a net operating loss offset to PIC of:			$ –

Annual Report | October 31, 2012	27

Notes to Financial Statements
October 31, 2012

Capital Losses: As of October 31, 2012 the Funds had capital loss carryforwards which may reduce their taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as shown below.

Pre-Enactment Capital Losses:

Expiring	Institutional Small-Cap Growth Fund (SBSCX)	Small-Cap Growth Fund (SBAGX)
2017	$ 967,255	$ –

During the year ended October 31, 2012, $1,777,071 and $298,739 of capital loss carryforwards were utilized by the Stonebridge Institutional Small-Cap Growth Fund and Stonebridge Small-Cap Growth Fund, respectively.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the “Act”), capital losses incurred by each Fund after January 1, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

Post-Enactment Capital Losses — The Act eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes are effective for the Funds for the fiscal year ended October 31, 2012. Consequently, capital losses incurred by the Funds taxable years beginning before the taxable year ended October 31, 2012 with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended October 31, 2012 without an expiration date have been utilized. As a result, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Fund’s ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. The Funds did not incur any post-enactment capital losses in the current year.

The Funds elect to defer to the period ending October 31, 2013, late year ordinary losses in the amount of:

Amount
Institutional Small-Cap Growth Fund (SBSCX)		$ 381,403
Small-Cap Growth Fund (SBAGX)		–

4. INVESTMENT TRANSACTIONS:
The cost of purchases and proceeds from sales of securities (excluding short-term securities) during the year ended October 31, 2012, was as follows:

	Purchases	Sales
Institutional Small-Cap Growth Fund (SBSCX)	$ 27,635,042	$ 28,569,956
Small-Cap Growth Fund (SBAGX)	12,057,260	12,834,426

28	Stonebridge Funds Trust

Notes to Financial Statements
October 31, 2012

5. SHARES OF BENEFICIAL INTEREST:

As of October 31, 2012, there were an unlimited number of shares of beneficial interest authorized for each Series. Transactions in shares of beneficial interest for the year ended October 31, 2012 and the year ended October 31, 2011, were as follows:

Institutional Small-Cap Growth Fund (SBSCX)

	Year Ended October 31, 2012 Shares	Year Ended October 31, 2012 Amount	Year Ended October 31, 2011 Shares	Year Ended October 31, 2011 Amount
Shares Sold	83,169	$720,844	18,026	$139,492
Shares Issued in Reinvestment of Dividends	–	–	–	–
Total	83,169	720,844	18,026	139,492
Less Shares Redeemed, Net of Redemption Fees	(154,689)	(1,290,620)	(148,207)	(1,247,694)
Net Decrease	(71,520)	$(569,776)	(130,181)	$(1,108,202)

Small-Cap Growth Fund (SBAGX)

	Year Ended October 31, 2012 Shares	Year Ended October 31, 2012 Amount	Year Ended October 31, 2011 Shares	Year Ended October 31, 2011 Amount
Shares Sold	578	$4,858	31,043	$240,520
Shares Issued in Reinvestment of Dividends	–	–	–	–
Total	578	4,858	31,043	240,520
Less Shares Redeemed, Net of Redemption Fees	(75,489)	(582,012)	(45,770)	(379,371)
Net Decrease	(74,911)	$(577,154)	(14,727)	$(138,851)

The Funds charge a redemption fee of 2.00% on shares held 30 days or less. During the year ended October 31, 2012, the Institutional Small-Cap Growth Fund (SBSCX) received $1 and there were $10 of redemption fees received by the Small-Cap Growth Fund (SBAGX).

6. TRANSACTIONS WITH AFFILIATES:

The Trust has entered into an advisory agreement with Stonebridge Capital Management, Inc. (the “Adviser”) with respect to each Series. The advisory agreements have been approved by the Trust’s Board of Trustees and shareholders. Pursuant to its advisory agreements with the Trust, the Adviser is entitled to investment advisory fees, computed daily and payable monthly, at annual rates of 0.75% and 0.75% of the average daily net assets of the Institutional Fund and the Small-Cap Fund, respectively.

Annual Report | October 31, 2012	29

Notes to Financial Statements
October 31, 2012

On November 2, 1998, the Trust entered into an administration agreement with ALPS Fund Services, Inc. (“ALPS”). The administration agreement provides that ALPS will receive a monthly administration fee equal to the annual rate of 0.10% of the average daily net assets in each Series up to $250,000,000 and 0.075% of the average daily net assets of each Series in excess of $250,000,000, and that ALPS’ fee will be no less than $6,250 per month per Series.

ALPS Distributors, Inc. serves as the principal underwriter for shares of both the Institutional Fund and the Small-Cap Fund and acts as each Fund’s distributor in a continuous public offering of each Fund’s shares.

7. SUBSEQUENT EVENTS:

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events.

30	Stonebridge Funds Trust

Additional Information
October 31, 2012 (Unaudited)

1. SHAREHOLDER TAX INFORMATION:

Certain tax information regarding each Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2012. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2012.

2. PROXY VOTING INFORMATION:

Trust policies and procedures used in determining how to vote proxies relating to the Funds’ portfolio securities and information regarding proxies voted by the Funds during the most recent 12-month period ended June 30 are available without a charge, upon request, by contacting Stonebridge Funds at 1-800-639-3935 and on the Securities Exchange Commission’s (“SEC”) website at http://www.sec.gov.

3. FUND HOLDINGS:

The complete schedules of Fund holdings at the end of the second and fourth quarters of each fiscal year are contained in the Funds’ semi-annual and annual shareholder reports, respectively. The Trust files complete schedules of Fund holdings with the SEC at the end of the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Trust’s Form N-Q filings are available without charge, upon request, by contacting Stonebridge Funds at 1-800-639-3935 and on the SEC’s website at http://www.sec.gov. You may also review and copy the Trust’s Form N-Q filings at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

4. OTHER:

The following entities owned of record or beneficially, as of October 31, 2012, 5% or greater of the Funds’ outstanding shares:

Fund	Name	Percentage
Institutional Small-Cap Growth Fund (SBSCX)	Charles Schwab & Co, Inc.	15.93%
Small-Cap Growth Fund (SBAGX)	Charles Schwab & Co, Inc.	63.32%
Small-Cap Growth Fund (SBAGX)	Hass Family Trust	5.15%

Trustee Compensation: The Trust pays a quarterly retainer of $2,000 and $500 per meeting to each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (each, an “Independent Trustee”). The Independent Trustees are reimbursed for any out-of-pocket expenses relating to attendance at meetings.

5. BOARD APPROVAL OF ADVISORY AGREEMENTS:

The Board of Trustees of the Trust (the “Board”) is comprised of three Trustees, two of whom are Independent Trustees. During the six months ended October 31, 2012, the Board unanimously approved a six-month renewal of the Trust’s investment advisory agreements (together, the “Investment Advisory Agreements”) with the Adviser on behalf of each of the Small-Cap Fund and the Institutional Fund.

General Information —The following information summarizes the considerations of the Board (including the Independent Trustees) associated with its review of the Investment Advisory Agreements. In connection with their deliberations, the Board and the Independent Trustees

Annual Report | October 31, 2012	31

Additional Information
October 31, 2012 (Unaudited)

considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. Each Investment Advisory Agreement was considered separately for each respective Fund, although the Board took into account the common interests of both Funds in its review. As described below, the Board considered: (i) the nature, extent, and quality of the services to be provided by the Adviser; (ii) the investment performance of each Fund and the Adviser; (iii) the costs of the services to be provided and profits to be realized by the Adviser from its relationship with the Funds; (iv) the extent to which economies of scale would be realized as each Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In considering these matters, the Board discussed the renewal of the Investment Advisory Agreements with management, and the Independent Trustees met in a private session with counsel at which no representatives of the Adviser were present. The Board (including the Independent Trustees) reviewed materials regarding the investment results of the Funds, management fee and expense comparisons, financial and profitability information with respect to the Adviser, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel of the Adviser providing services to the Funds. In deciding to approve the renewal of the Investment Advisory Agreements, the Board and the Independent Trustees did not identify a single factor as controlling, and each Trustee may have assigned a different level of significance to each factor.

Nature, Extent and Quality of Services — In reviewing the services provided by the Adviser, the Board discussed the services provided by the Adviser to the Funds under the Investment Advisory Agreements, including the experience of its key portfolio management and operational personnel, its overall financial strength and stability, and the overall general quality and depth of its organization. The Board also took into account the experience, capability, and integrity of the Adviser’s senior management; its investment philosophy and processes, including its brokerage, trading, and soft dollar practices; its disaster recovery and contingency planning; and its commitment and systems in place with regard to compliance with applicable laws and regulations. The Board and the Independent Trustees determined that the Adviser continued to provide high quality services to the Funds.

Fund Expenses and Management Fees; Investment Performance — The Board (including the Independent Trustees) reviewed a report, prepared by the Administrator based on data from Morningstar Inc. as of July 31, 2012, regarding the total expenses of each Fund compared to those of other small cap funds with asset sizes between $1 million and $100 million (the “Peer Group”). The Board noted that the total expenses of the Small-Cap Fund were among the highest among the funds in the Peer Group as a percentage of assets under management, and that the Institutional Fund’s expenses were the highest in the Peer Group. The Board considered that the Adviser, at the request of the Board of Trustees, was actively pursuing reorganization of the Funds as a means of addressing their high expenses.

The Board noted that the Administrator had provided a chart demonstrating that, based on data from Morningstar as of July 31, 2012, the Adviser’s management for each Fund was below the median of management fees of the funds included in the Peer Group. In addition, the Board considered that each Fund’s management fee was higher than another account managed by the Adviser with similar investment objectives to those of the Funds. The Adviser had indicated, however, that the other account was a sub-advisory mandate for which the Adviser had fewer management responsibilities than those involved in its management of the Funds.

The Board reviewed the performance of each Fund compared with its benchmark and the average of all the funds in the Morningstar small cap growth category for the one-, three-, five-, and ten-

32	Stonebridge Funds Trust

Additional Information
October 31, 2012 (Unaudited)

year periods ended July 31, 2012. The Board observed that the one-, three-, five-, and ten-year total returns for the Small-Cap Fund net of annualized expenses were below the median total net returns of the category for those periods and below the Fund’s benchmark index for those periods. The Board noted that the Institutional Fund’s total returns for the one-, three-, five-, and ten-year periods net of annualized expenses were also below its benchmark index and the median total net returns of the small cap growth category.

The Board also considered each Fund’s performance relative to the performance of the other funds included in the Peer Group for the one-, five-, and ten-year periods ended July 31, 2012. The Board noted that the performance of each of the Small-Cap Fund and the Institutional Fund was among the lowest in the Peer Group for the one- and five-year periods, but that each Fund’s ten-year performance was closer to (although still below) the median. The Board also evaluated other factors, including the continuing effect of the 2008 financial crisis on the Funds’ performance during certain periods and, with respect to the Institutional Fund, the fact that it had been managed with a different objective and different principal investment strategies before February 2007.

Based on the information provided, the Board concluded that, on balance, each Fund’s management fee was reasonable in light of the nature and quality of services that the Adviser provided to each Fund and its familiarity with each Fund’s investment strategies. The Board also concluded that the Funds’ shareholders were likely to continue to benefit from the Adviser’s management services.

Costs and Profits — The Board considered information regarding the Adviser’s expenses in providing services to the Funds and the Adviser’s profitability from its relationship with the Funds. Among other things, the Board considered the costs incurred by the Adviser in researching small cap companies for potential investment by the Funds, as well as information provided by the Adviser regarding its administration and compliance expenses. The Board Independent Trustees determined that the Adviser’s profitability was reasonable in light of the nature, extent and quality of services provided to each Fund.

Other Benefits and Economies of Scale — The Board also considered the benefits to the Adviser as a result of its relationship with the Funds, including its receipt of management fees and research, its ability to offer the Funds to its separate account clients, and other benefits. The Board considered whether each Fund would be likely to benefit from any economies of scale in the management of its portfolio in the event of growth in assets. Due to the relatively small asset size of each Fund, the Board concluded that the Adviser did not currently realize economies of scale in acting as investment adviser to the Funds.

Conclusions — Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the compensation payable to the Adviser pursuant to the Investment Advisory Agreements is fair and reasonable in light of the services being provided by the Adviser to the Funds and their shareholders, and that renewal of the Investment Advisory Agreements for another six-month term was in the best interests of the Funds and their shareholders while the Adviser pursued reorganizing the Funds.

DISCLOSURE OF FUND EXPENSES

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs (such as the 2% fee on redemption of Fund shares made within 30 days of purchase); and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with

Annual Report | October 31, 2012	33

Additional Information
October 31, 2012 (Unaudited)

the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on May 1, 2012 and held until October 31, 2012.

Actual Return. The first line of the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical 5% Return. The second line of the following tables provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transaction fees, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds. If the transaction fees were included, your costs would be higher.

Institutional Small-Cap Growth Fund (SBSCX)

	Beginning Account Value at 5/01/12	Ending Account Value at 10/31/12	Expense Paid During Period* 5/01/12 to 10/31/12
Actual Fund Return	$ 1,000.00	$ 996. 40	$ 21.43
Hypothetical Fund Return (5% return before expenses)	$ 1,000.00	$ 1,003.67	$ 21.51

*

Expenses are equal to the Institutional Small-Cap Growth Fund’s (SBSCX) annualized expense ratio of 4.27%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184)/366 (to reflect the half-year period).

Small-Cap Growth Fund (SBAGX)

	Beginning Account Value at 5/01/12	Ending Account Value at 10/31/12	Expense Paid During Period* 5/01/12 to 10/31/12
Actual Fund Return	$ 1,000.00	$ 990.10	$ 26.51
Hypothetical Fund Return (5% return before expenses)	$ 1,000.00	$ 998.49	$ 26.62

*

Expenses are equal to the Small-Cap Growth Fund’s (SBAGX) annualized expense ratio of 5.30%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184)/366 (to reflect the half-year period).

34	Stonebridge Funds Trust

Trustees & Officers
October 31, 2012 (Unaudited)

The business affairs of Stonebridge Funds Trust (the “Trust”) are managed under the oversight of the Trust’s Board of Trustees in accordance with the laws of the State of Delaware, the Trust’s Agreement and Declaration of Trust, and the Investment Company Act of 1940, as amended (the “1940 Act”). Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” Any Trustee who is deemed to be an interested person of the Trust as defined in the 1940 Act is referred to as an “Interested Trustee.” The Trust’s Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll-free 1-800-639-3935.

INDEPENDENT TRUSTEES
Name, Address(1) & Age	Position(s) Held With Funds	Term of Office(2) and Length of Time Served / Number of Funds Overseen by Trustee	Principal Occupation(s) During the Past Five Years / Other Directorships(3) Held by Trustee
Selvyn B. Bleifer, MD Born 1929	Trustee	Since November 1, 1998 / 2	Physician, Cardiovascular Medical Group / None
Marvin Freedman Born 1925	Trustee	Since November 1, 1998 / 2	Retired Founding Partner, Freedman Broder & Company Accountancy Corporation, Certified Public Accountants / None

INTERESTED TRUSTEE AND OFFICER
Richard C. Barrett, CFA(4) (5) Born 1941	Chairman of the Board, President and Trustee	Since November 1, 1998 / 2	President and Chairman of the Board, Stonebridge Capital Management, Inc. / None

Annual Report | October 31, 2012	35

Trustees & Officers
October 31, 2012 (Unaudited)

OTHER OFFICERS
Name, Address(1) & Age	Position(s) Held With Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years
Debra L. Newman(5) Born 1955	Vice President, Treasurer and Chief Compliance Officer	Since November 1, 1998	Vice President, Chief Financial Officer, Chief Compliance Officer, Secretary and Managing Director, Stonebridge Capital Management, Inc.
Matthew W. Markatos, CFA, CIC Born 1973	Vice President	Since March 25, 2003	Executive Vice President and Managing Director, Stonebridge Capital Management, Inc.
Dawn K.C. Cotten Born 1977	Secretary and Assistant Treasurer	Since July 19, 2011

Fund Controller, ALPS Fund Services (2009-present); Assistant Vice President of Fund Accounting, Madison Capital Management (2009); Financial Reporting Manager, Janus Capital Group (2000-2009) Ms. Cotten is also Assistant Treasurer of the Stone Harbor Investment Funds, Stone Harbor Emerging Markets Income Fund, Clough Global Allocation Fund, Clough Global Opportunities Fund, Clough Global Equity Fund, and RiverNorth Funds.

(1)	Each Trustee and officer may be contacted by writing to the Trustee or officer, c/o Stonebridge Funds Trust, 1290 Broadway, Suite 1100, Denver, CO 80203.

(2)

The Trust’s Declaration of Trust provides that the Trustees hold office until their resignation, removal, death, or other incapacity, or until their successors have been elected and qualified. The Trust’s by- laws provide that the officers are elected annually to their offices by the Trustees. The officers hold their offices until the next election and until their successors have been elected and qualified, or until their resignation or removal.

(3)

Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e. “public companies”) or other investment companies registered under the 1940 Act.

(4)	Mr. Barrett is an “interested person” of the Trust by virtue of his position with the Adviser.

(5)	Mr. Barrett and Ms. Newman are married.

36	Stonebridge Funds Trust

Stonebridge Small-Cap Growth Fund (SBAGX)

Stonebridge Institutional Small-Cap Growth Fund (SBSCX)

OFFICERS AND TRUSTEES

Richard C. Barrett, CFA, Chairman,

Board of Trustees & President

Debra L. Newman, Vice President, Treasurer,

& Chief Compliance Officer

Matthew W. Markatos, CFA, Vice President

Selvyn B. Bleifer, M.D., Trustee

Marvin Freedman, Trustee

Dawn K.C. Cotten, Secretary,

Assistant Treasurer

INVESTMENT ADVISER

Stonebridge Capital Management, Incorporated

1801 Century Park East, Suite 1800

Los Angeles, California 90067

ADMINISTRATOR & FUND ACCOUNTANT

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

DISTRIBUTOR

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

TRANSFER AGENT

Boston Financial Data Services-Midwest

330 West 9th Street

Kansas City, Missouri 64105

CUSTODIAN

Fifth Third Bank

Fifth Third Center

38 Fountain Square Plaza

Cincinnati, Ohio 45263

LEGAL COUNSEL

Bingham McCutchen LLP

355 South Grand Avenue, Suite 4400

Los Angeles, CA 90071

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

This report and its financial statements are submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Item 2. Code of Ethics.

(a)	The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Marvin Freedman as the Trust’s “audit committee financial expert,” as defined in Form N-CSR under the 1940 Act, based on the Board’s review of his qualifications.

Mr. Freedman is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees: For the Registrant’s fiscal years ended October 31, 2012 and October 31, 2011, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $27,600 and $27,600, respectively.

(b)

Audit-Related Fees: For the Registrant’s fiscal years ended October 31, 2012 and October 31, 2011, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s annual financial statements and are not reported under paragraph a of this Item were $0 and $0, respectively.

(c)

Tax Fees: For the Registrant’s fiscal years ended October 31, 2012 and October 31, 2011, aggregate fees of $4,600 and $4,600, respectively, were billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The fiscal year 2012 and 2011 tax fees were for services for dividend calculation, excise tax preparation and tax return preparation.

(d)

All Other Fees: For the Registrant’s fiscal years ended October 31, 2012 and October 31, 2011, no fees were billed to Registrant by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this item.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s principle accountant for the fiscal years ended October 31, 2012 and October 31, 2011 were $0 and $0, respectively.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	No changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The code of ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as EX-12.A.1.

(a)(2)	The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	Not applicable.

(b)

The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

STONEBRIDGE FUNDS TRUST

By:	/s/ Richard C. Barrett
Richard C. Barrett
President (Principal Executive Officer)

Date:	December 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Richard C. Barrett
Richard C. Barrett
President (Principal Executive Officer)

Date:	December 28, 2012

By:	/s/ Debra L. Newman
Debra L. Newman
Vice President and Treasurer
(Principal Financial Officer)

Date:	December 28, 2012